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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        December 7, 2001 (November 30, 2001)


                               SVI SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-23049                    33-0896617
(State or other jurisdiction of   (Commission          (I.R.S. Empl. Ident. No.)
incorporation or organization)    File Number)



         5607 PALMER WAY, CARLSBAD, CALIFORNIA                     92008
         ----------------------------------------------         ----------
         (Address of principal executive offices)               (Zip Code)


                                 (877) 784-7978
                                 --------------
              (Registrant's telephone number, including area code)


          12707 HIGH BLUFF DRIVE, SUITE 335, SAN DIEGO, CALIFORNIA, 92130
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------    ---------------------------------------------


On November 30, 2001, Deloitte & Touche LLP ("Deloitte & Touche"), notified SVI Solutions, Inc. (the "Company") that they were resigning as the Company's independent certified public accountants. On December 5, 2001, the Company engaged Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as its new independent auditors. Singer Lewak previously audited the Company's financial statements for the fiscal years ended March 31, 1998 and September 30, 1997, 1996, 1995 and 1994. The decision to engage Singer Lewak was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

Deloitte & Touche's reports on the financial statements for the past two fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the following sentence. Deloitte & Touche's audit report on the financial statements for the year ended March 31, 2001, dated July 13, 2001, expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about the Company's ability to continue as a going concern. Further, in connection with its audits of the Company's financial statements for the past two fiscal years and the subsequent interim period immediately preceding the date of resignation of Deloitte & Touche, the Company had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company.


Deloitte & Touche has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche agrees with the statements made by the Company herein. A copy of such letter, dated December 7, 2001, is attached as an exhibit to this report.



ITEM 7. Financial Statements and Exhibits.

Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated December 7, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SVI SOLUTIONS, INC.




Date: December 7, 2001                       By: /s/ BARRY M. SCHECHTER
                                                ------------------------
                                                Chief Executive Officer